                                                                   Exhibit 23.01

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We consent to the inclusion in the Amendment No. 2 to the registration statement on Form S-1 (Registration No. 333-05583) of our report dated March 29, 1996 on our audit of the financial statements of Frontier Oil Exploration Company. We also consent to the reference to our firm under the caption "Experts".



/s/ Coopers & Lybrand L.L.P.

COOPERS & LYBRAND L.L.P.


Salt Lake City, Utah
July 25, 1996